SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	[X]

Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Materials under § 240.14a-12

Klondex Mines Ltd.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check the box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EXPLANATORY NOTE

Klondex Mines Ltd. (“Klondex” or the “Company”) is providing additional information regarding the Company’s definitive proxy statement for its annual and special meeting of securityholders to be held on July 12, 2018, which was filed with the Securities and Exchange Commission on June 12, 2018 (the “Proxy Statement”). The information set forth below supplements the information contained in the Proxy Statement and should be read in conjunction with the Proxy Statement. Enclosed are (i) an election form for options and restricted share units of Klondex, and (ii) a letter of transmittal and election form for common shares of Klondex (collectively, the “Documents”). The Documents are also available on SEDAR.

2

The instructions accompanying this Election Form should be read carefully before this Election Form is completed or submitted to the Depositary. If you have any questions or require more information with regard to the procedures for completing this Election Form, please contact the Depositary or your professional advisor.

ELECTION FORM
FOR OPTIONS AND RESTRICTED SHARE UNITS OF
KLONDEX MINES LTD.

TO:	COMPUTERSHARE INVESTOR SERVICES INC. (the “Depositary”)
AND TO:	KLONDEX MINES LTD. (the “Company”)
AND TO:	HECLA MINING COMPANY (“Hecla”)
AND TO:	HAVILAH MINING CORPORATION (“Havilah”)

This Election Form is for use by holders of options to acquire common shares of the Company (“Options”) and restricted share units (other than restricted share units that are “performance restricted share units”) (“RSUs”) issued by the Company pursuant to the Company’s Share Incentive Plan dated for reference May 9, 2013 and the Company’s Share Option and Restricted Share Unit Plan effective May 13, 2016 (collectively, the “Holders”) in connection with the proposed plan of arrangement (the “Arrangement”) described in the accompanying Notice of Annual and Special Meeting and Management Information Circular of the Company dated June 6, 2018 (as it may be amended or supplemented, the “Circular”) involving the Company, Hecla and Havilah that is being submitted for approval at the annual and special meeting of security holders of the Company scheduled to be held on July 12, 2018 or any adjournment(s) or postponement(s) thereof (the “Meeting”). Capitalized terms used but not defined in this Election Form have the meanings set out in the Circular. Holders are encouraged to carefully review the Circular in its entirety.

Under the Arrangement, holders of common shares ("Common Shares") of the Company, including Common Shares issued to holders of In-the-Money Klondex Options and RSUs pursuant to the Arrangement, will be entitled to receive, for each Common Share, consideration (the “Arrangement Consideration”) consisting of (i) either cash, a portion of a common share in the capital of Hecla (each such whole common share, a “Hecla Share”) or a combination thereof (the “Hecla Consideration”); and (ii) 0.125 of a common share in the capital of Havilah (each such whole common share, a “Havilah Share”), all as described in greater detail in the Circular. Holders are referred to the Circular that accompanies this Election Form.

With respect to the Hecla Consideration, Holders may elect to receive, for each Common Share, either: (i) US$2.47 in cash (subject to proration) (the “Cash Consideration”); (ii) 0.6272 of a Hecla Share (subject to proration) (the “Share Consideration”); or (iii) US$0.8411 in cash and 0.4136 of a Hecla Share (the “Combination Consideration”). The Cash Consideration and Share Consideration are subject to proration, as described in greater detail in the Circular, whereas the Combination Consideration will not be subject to proration. In order to receive the Cash Consideration or Share Consideration, a Holder must deliver this Election Form to the Depositary not later than 1:00 p.m. (Pacific Daylight Time) / 4:00 p.m. (Eastern Daylight Time) on July 10, 2018. Holders who do not elect, or who fail to properly elect, to receive the Cash Consideration or Share Consideration will receive the Combination Consideration.

ELECTION

In connection with the Arrangement being considered for approval at the Meeting, the undersigned hereby elects to receive the following form of Hecla Consideration (SELECT ONE OF THE FOLLOWING THREE OPTIONS):

[ ]	The Cash Consideration, being US$2.47 in cash for each Common Share issued to the Holder under the Arrangement (*);
OR
[ ]	The Share Consideration, being 0.6272 of a Hecla Share for each Common Share issued to the Holder under the Arrangement (*);

OR
[ ]	The Combination Consideration, being 0.4136 of a Hecla Share and US$0.8411 in cash for each Common Share issued to the Holder under the Arrangement.

(*) Subject to potential proration, as described in detail in the Circular.

IF THIS ELECTION FORM IS NOT RECEIVED BY THE DEPOSITARY BY 1:00 P.M. (PACIFIC DAYLIGHT TIME) / 4:00 P.M. (EASTERN DAYLIGHT TIME) ON JULY 10, 2018, THE HOLDER WILL BE DEEMED TO HAVE ELECTED TO RECEIVE THE COMBINATION CONSIDERATION FOR EACH COMPANY SHARE ISSUED TO SUCH HOLDER PURSUANT TO THE ARRANGEMENT.

If you are a U.S. person (a “U.S. Holder”), you must also complete a U.S. Internal Revenue Services (“IRS”) Form W-9 a copy of which is included in this Election Form (see Instruction 6 “U.S. Holders and Form W-9”).

It is understood that (i) upon receipt by the Depositary of this duly completed and signed Election Form and (ii) following the Effective Date, the Depositary will deliver to the undersigned, in accordance with the issuance and delivery instructions provided in Box A and Box B below, certificates representing the Hecla Shares and Havilah Shares, and a cheque in respect of any cash, that the undersigned is entitled to receive under the Arrangement or else hold such certificates and cheque for pick-up in accordance with the instructions set out in Box C below.

The undersigned Holder represents and warrants in favour of the Company, Hecla and Havilah that: (i) all information inserted by the undersigned into this Election Form is complete, true and accurate; (ii) the undersigned has received or obtained a copy of the Circular; (iii) the delivery of the applicable Arrangement Consideration to the Holder will discharge any and all obligations of the Company, Hecla, Havilah and the Depositary with respect to the matters contemplated by this Election Form and the Arrangement; and (iv) either the Holder is not a U.S. Holder, or the Holder is a U.S. Holder and has completed and returned to the Depositary with this Election Form a Form W-9 (see Item 6 under “Instructions”). These representations and warranties shall survive the completion of the Arrangement.

Except for any proxy deposited with respect to the vote on the Arrangement Resolution in connection with the Meeting or as granted by this Election Form, the undersigned revokes any and all authority, other than as granted in this Election Form, whether as agent, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned and no subsequent authority, whether as agent, attorney-in-fact, proxy or otherwise, will be granted with respect to the Options or RSUs held by the Holder.

Each authority conferred or agreed to be conferred by the undersigned in this Election Form shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, legal representatives, successors and assigns of the undersigned.

The undersigned instructs the Depositary to mail the certificate(s) and/or cash representing the Arrangement Consideration that the undersigned is entitled to pursuant to the Arrangement promptly after the Effective Time by first class insured mail, postage pre-paid to the undersigned, or to hold any such certificate(s) and/or cash representing such Arrangement Consideration for pick-up, in accordance with the instructions given below. The undersigned acknowledges that the delivery of the Arrangement Consideration will completely discharge any obligations of the Company, Hecla, Havilah and the Depositary with respect to the matters contemplated by this Election Form.

It is understood that the undersigned will not receive the Arrangement Consideration in respect of In-the-Money Klondex Options or RSUs until the Arrangement is consummated.

By reason of the use by the undersigned of this Election Form, the undersigned and each of you shall be deemed to have required that any contract pursuant to the Arrangement through this Election Form, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’utilisation de la présente lettre d’envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés avoir requis que tout contrat relié à l’envoi d’actions ordinaires de Klondex Mines Ltd. en vertue de l’Arrangement au moyen de la présente lettre d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en langue anglaise.

This Election Form will be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

BOX A	BOX B

ISSUANCE INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS

[ ] Issue Arrangement Consideration in the name of	To be completed ONLY if the Arrangement Consideration to which the undersigned is entitled pursuant to the Arrangement is to be sent to someone other than the person shown in Box A or to an address other than the address shown in Box A
(please print or type)

(Name)
[ ] Same address as Box A; or

(Street Address and Number)
(Name)

(City and Province or State)
(Street Address and Number)

(Country and Postal (Zip) Code)
(City and Province or State)

(Telephone – Business Hours)
(Country and Postal (Zip) Code)

(E-mail Address)

(Social Insurance Number or Taxpayer Identification Number)

BOX C – SPECIAL PICK-UP INSTRUCTIONS [ ] HOLD FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY.

BOX D – DECLARATION OF TAX RESIDENCE

All Holders must place an “X” in the applicable box below.

[ ] The Holder is resident in Canada for purposes of the Tax Act.

[ ] The Holder is not resident in Canada for purposes of the Tax Act.

BOX E – SIGNATURE GUARANTEE	BOX F - SIGNATURE

Signature guaranteed by	Dated: _______________________________________
(if required under Instruction 3)

(Signature of Shareholder or authorized representative)
(Authorized Signature)

(Signature of any joint holder)
Name of Guarantor (please print or type)

(Name of Shareholder)
Address (please print or type)

(Name of authorized representative)
Area Code and Telephone Number

(Social Insurance Number or Taxpayer Identification Number)

(Daytime Telephone Number of Shareholder
or Authorized Representative)

(Daytime Facsimile Number of Shareholder
or authorized representative)

BOX G – U.S. SHAREHOLDERS – TAX

INDICATE WHETHER OR NOT YOU ARE A U.S. HOLDER, ARE ACTING ON BEHALF OF A U.S. HOLDER OR HAVE A U.S. ADDRESS.

[ ] The person signing this Election Form represents that it is not a U.S. Holder, is not acting on behalf of a U.S. Holder and does not have a U.S. address, or

[ ] The person signing this Election Form represents that it is a U.S. Holder, is acting on behalf of a U.S. Holder or has a U.S. address.

IF YOU ARE (I) U.S. HOLDER, (II) ARE ACTING ON BEHALF OF A U.S. HOLDER OR (III) HAVE A U.S. ADDRESS, THEN IN ORDER TO AVOID BACK-UP WITHHOLDING YOU MUST COMPLETE AND SUBMIT TO THE DEPOSITARY THE INTERNAL REVENUE SERVICE ("IRS") FORM W-9 INCLUDED BELOW OR OTHERWISE PROVIDE CERTIFICATION THAT YOU ARE EXEMPT FROM BACK-UP WITHHOLDING, AS PROVIDED IN INSTRUCTION 7 BELOW. IF YOU REQUIRE AN IRS FORM W-8, PLEASE CONTACT THE DEPOSITARY.

EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR TO DETERMINE WHETHER SUCH HOLDER IS REQUIRED TO FURNISH AN IRS FORM W-9, IS EXEMPT FROM BACKUP WITHHOLDING AND INFORMATION REPORTING, OR IS REQUIRED TO FURNISH AN IRS FORM W-8 (OR OTHER APPLICABLE FORM).

Form **W-9**
(Rev. November 2017)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

► Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type. See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ► ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ►

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ►** **Date ►**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 11-2017)

INSTRUCTIONS

1.	Use of Election Form

(a)

Holders should read the accompanying Circular prior to completing this Election Form. The terms and conditions of the Arrangement are incorporated by reference into this Election Form and capitalized terms used but not defined in this Election Form have the meanings set out in the Circular.

(b)

This Election Form duly completed and signed (or an originally signed facsimile copy thereof) must be sent or delivered to the Depositary at the address set out on the back of this Election Form. In order to make any election in respect of the form of Hecla Consideration under the Arrangement, it is recommended that the foregoing documents be received by the Depositary at the address set out on the back of this Election Form as soon as possible. Do not send the Election Form to the Company, Hecla or Havilah.

(c)

The method used to deliver this Election Form and all other required documents is at the option and risk of the Holder and delivery will be deemed effective only when such documents are actually received by the Depositary. Delivery to an office other than to the specified office does not constitute delivery for this purpose.

(d)

Each of the Company, Hecla and Havilah reserves the right, if it so elects in its absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in any Election Form and/or accompanying documents received by it.

(e)

If the Arrangement Consideration is to be issued in the name of a person other than the person(s) signing this Election Form, or if the Arrangement Consideration is to be mailed to someone other than the person(s) signing this Election Form or to the person(s) signing this Election Form at an address other than that shown above, the appropriate box on this Election Form should be completed (Box A and B).

2.	Signatures

This Election Form must be completed and signed by a Holder or by such Holder’s duly authorized representative (in accordance with paragraph 4 below of these Instructions).

3.	Guarantee of Signatures

If the Arrangement Consideration is to be issued in a name other than the Holder, such signature must be guaranteed by an Eligible Institution (as defined below), or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution). An “Eligible Institution” means a Canadian Schedule I chartered bank, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program, (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

4.	Fiduciaries, Representatives and Authorizations

Where this Election Form is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should so indicate when signing and this Election Form must be accompanied by satisfactory evidence of the authority to act. The Company, Hecla, Havilah or the Depositary, at their discretion, may require additional evidence of authority or additional documentation.

5.	Issuance and Delivery Instructions

The Arrangement Consideration will be issued in the name of the person indicated in Box A and delivered to the address indicated in Box A (unless another address has been provided in Box B). If the Arrangement Consideration is to be held for pick-up at the offices of the Depositary, complete Box C. If neither Box A nor Box B is completed, the Arrangement Consideration will be issued in the name of the Holder and will be mailed to the address of the Holder as it appears on the applicable securities register of the Company. Any Arrangement Consideration mailed in accordance with this Election Form will be deemed to be delivered at the time of mailing.

6.	Form W-9 — U.S. Shareholders

In order to avoid “backup withholding” of United States income tax on payments, a Holder that is a U.S. Shareholder of Common Shares must generally provide the person’s correct taxpayer identification number (“TIN”) on Form W-9 and certify, under penalties of perjury, that such number is correct and that such Holder is not subject to backup withholding. If the correct TIN is not provided or if any other information is not correctly provided, a penalty may be imposed on the Holder that is a U.S. Holder by the Internal Revenue Service (the “IRS”) and payments made may be subject to backup withholding of 24%.

In general, to prevent backup withholding, each U.S. Shareholder that is a U.S. person (as defined below) must provide the Depositary with his, her or its correct TIN by duly completing the enclosed IRS Form W-9 in accordance with the instructions attached thereto, which requires such U.S. Shareholder to certify under penalty of perjury: (a) that the TIN provided is correct (or that such U.S. Shareholder is awaiting a TIN); (b) that (i) the U.S. Shareholder is exempt from backup withholding; (ii) the U.S. Shareholder has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends; or (iii) the IRS has notified the U.S. Shareholder that it is no longer subject to backup withholding; and (c) that the U.S. Shareholder is a U.S. person. A Shareholder is a “U.S. person” for U.S. federal income tax purposes if the Registered Shareholder is: (A) an individual citizen or resident alien of the United States as determined for U.S. federal income tax purposes; (B) any entity classified as a corporation or partnership for U.S. federal income tax purposes, that is created or organized in or under the Laws of the U.S. or any state in the U.S., including the District of Columbia; (C) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (D) a trust if: (i) it has validly elected to be treated as a U.S. person for U.S. federal income tax purposes; or (ii) a U.S. court is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust

Generally, certain exempt holders are not subject to backup withholding. To prevent possible erroneous backup withholding, an exempt holder must enter his, her or its correct TIN in Part I of the enclosed IRS Form W-9, provide the applicable codes in the box labelled “Exemptions”, and sign and date the form. For more details, see the enclosed IRS Form W-9.

If a U.S. Shareholder that is a U.S. person does not have a TIN, such U.S. Shareholder should: (a) consult the enclosed IRS Form W-9 for instructions as to how to apply for a TIN; (b) write “Applied For” in the space for the TIN in Part I of the enclosed IRS Form W-9; and (c) sign and date the enclosed IRS Form W-9. The Depositary may withhold on all payments made prior to the time a properly certified TIN is provided to it. A U.S. Shareholder who writes “Applied For” in Part I of the enclosed IRS Form W-9 should furnish the Depositary with such U.S. Shareholder’s TIN as soon as it is received. In such case, the Depositary will withhold on any payment made to such U.S. Shareholder prior to the time a properly certified TIN is provided to the Depositary.

If the enclosed IRS Form W-9 is not applicable to a U.S. Shareholder because such U.S. Shareholder is not a U.S. person for United States federal tax purposes, such U.S. Shareholder will instead need to submit an appropriate and properly completed IRS Form W-8, signed under penalty of perjury, to avoid backup withholding. An appropriate IRS Form W-8 may be obtained from the Depositary. Such forms are also available on the IRS website at www.irs.gov.

Backup withholding is not an additional U.S. federal income tax. Rather, any amounts withheld under the backup withholding rules will be allowed as a refund or credit against such U.S. Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

A U.S. SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE AND TIMELY SUBMIT THE ENCLOSED IRS FORM W-9 OR, WHERE APPLICABLE, THE APPROPRIATE IRS FORM W-8, MAY BE SUBJECT TO BACKUP WITHHOLDING ON ANY CASH PAYMENT MADE TO SUCH U.S. SHAREHOLDER PURSUANT TO THE ARRANGEMENT AND MAY BE SUBJECT TO PENALTIES.

REGISTERED SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO (A) THE APPLICABILITY OF THE BACKUP WITHHOLDING AND INFORMATION REPORTING REQUIREMENTS TO THEM AND (B) THE PROPER COMPLETION OF ENCLOSED IRS FORM W- 9 OR THE APPROPRIATE IRS FORM W-8.

6.	Miscellaneous

	(a)	Additional copies of the Election Form may be obtained from the Company.

	(b)	No fractional Hecla Shares or Havilah Shares will be issued.

	(c)	It is strongly recommended that prior to completing this Election Form, the undersigned read the accompanying Circular and discuss any questions with a tax advisor.

	(d)	This Election Form will be construed in accordance with and be governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

7.	Representations

The representations made by the Holder in this Election Form will survive the Effective Time.

8.	Privacy Notice from the Depositary

The Depositary is committed to protecting your personal information. In the course of providing services to you and the Depositary’s corporate clients, the Depositary receives non-public personal information about you from transactions it performs for you, forms you send to the Depositary, and other communications the Depositary has with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. The Depositary uses this to administer your account, to better serve your and the Depositary’s clients’ needs and for other lawful purposes relating to the Depositary’s services. The Depositary has prepared a Privacy Code to tell you more about its information practices and how your privacy is protected. It is available at the Depositary’s website, www.computershare.com, or by writing to the Depositary at 100 University Avenue, Toronto, Ontario, M5J 2Y1. The Depositary will use the information you are providing in this Election Form in order to process your request and will treat your signature(s) on this Election Form as your consent to the foregoing.

THE DEPOSITARY FOR THE ARRANGEMENT IS:

Computershare Investor Services Inc.

Offices of the Depositary:

By Mail

Computershare Investor Services Inc.
P.O. Box 7021, 31 Adelaide Street East
Toronto, ON M5C 3H2

By Registered Mail, Hand or Courier

Computershare Investor Services Inc.
100 University Avenue, 8th Floor
Toronto, ON M5J 2Y1

Attention: Corporate Actions

Any questions and requests for assistance with completing this Election Form may be directed to the Depositary at:

North American Toll Free Number: 1-800-564-6253

Email: corporateactions@computershare.com

The instructions accompanying this Letter of Transmittal and Election Form should be read carefully before this Letter of Transmittal and Election Form is completed or submitted to the Depositary. If you have any questions or require more information with regard to the procedures for completing this Letter of Transmittal and Election Form, please contact the Depositary or your professional advisor.

LETTER OF TRANSMITTAL AND ELECTION FORM
FOR COMMON SHARES OF
KLONDEX MINES LTD.

TO:	COMPUTERSHARE INVESTOR SERVICES INC. (the “Depositary”)
AND TO:	KLONDEX MINES LTD. (the “Company”)
AND TO:	HECLA MINING COMPANY (“Hecla”)
AND TO:	HAVILAH MINING CORPORATION (“Havilah”)

This Letter of Transmittal and Election Form is for use by registered holders (the “Registered Shareholders”) of common shares of the Company (the “Common Shares”) in connection with the proposed plan of arrangement (the “Arrangement”) described in the accompanying Notice of Annual and Special Meeting and Management Information Circular of the Company dated June 6, 2018 (as it may be amended or supplemented, the “Circular”) involving the Company, Hecla and Havilah that is being submitted for approval at the annual and special meeting of security holders of the Company scheduled to be held on July 12, 2018 or any adjournment(s) or postponement(s) thereof (the “Meeting”). Capitalized terms used but not defined in this Letter of Transmittal and Election Form have the meanings set out in the Circular. Registered Shareholders are encouraged to carefully review the Circular in its entirety.

Under the Arrangement, Registered Shareholders will be entitled to receive, for each Common Share, consideration (the “Arrangement Consideration”) consisting of (i) either cash, a portion of a common share in the capital of Hecla (each such whole common share, a “Hecla Share”) or a combination thereof (the “Hecla Consideration”); and (ii) 0.125 of a common share in the capital of Havilah (each such whole common share, a “Havilah Share”), all as described in greater detail in the Circular. Registered Shareholders are referred to the Circular that accompanies this Letter of Transmittal and Election Form.

With respect to the Hecla Consideration, Registered Shareholders may elect to receive, for each Common Share, either: (i) US$2.47 in cash (subject to proration) (the “Cash Consideration”); (ii) 0.6272 of a Hecla Share (subject to proration) (the “Share Consideration”); or (iii) US$0.8411 in cash and 0.4136 of a Hecla Share (the “Combination Consideration”). The Cash Consideration and Share Consideration are subject to proration, as described in greater detail in the Circular, whereas the Combination Consideration will not be subject to proration. In order to receive the Cash Consideration or Share Consideration, a Registered Shareholder must deliver a duly completed and signed Letter of Transmittal and Election Form to the Depositary not later than 1:00 p.m. (Pacific Daylight Time) / 4:00 p.m. (Eastern Daylight Time) on July 10, 2018. Registered Shareholders who do not elect, or who fail to properly elect, to receive the Cash Consideration or Share Consideration will be deemed to have elected to receive the Combination Consideration.

ELECTION

In connection with the Arrangement being considered for approval at the Meeting, the undersigned hereby elects to receive the following form of Hecla Consideration (SELECT ONE OF THE FOLLOWING THREE OPTIONS):

[ ]	The Cash Consideration, being US$2.47 in cash for each Common Share (*); OR

[ ]	The Share Consideration, being 0.6272 of a Hecla Share for each Common Share (*); OR

[ ]	The Combination Consideration, being 0.4136 of a Hecla Share and US$0.8411in cash for each Common Share.

(*) Subject to potential proration, as described in detail in the Circular.

This Letter of Transmittal and Election Form is for use by Registered Shareholders only, and is not to be used by beneficial holders of Common Shares who are not Registered Shareholders (the “Beneficial Shareholders”). A Beneficial Shareholder does not have Common Shares registered in his, her or its name; rather, such Common Shares are held by an intermediary or clearing agency such as CDS or DTC. If you are a Beneficial Shareholder, you should contact your intermediary for instructions and assistance in delivering your certificates representing your Common Shares and receiving the Arrangement Consideration for such Common Shares.

The Arrangement is anticipated to close on or about July 18, 2018. In order to receive the appropriate Arrangement Consideration which a holder of Common Shares is entitled to receive pursuant to the Arrangement, Registered Shareholders are required to deposit the certificate(s) representing their Common Shares with the Depositary. This Letter of Transmittal and Election Form, properly completed and duly executed, together with all other required documents, must accompany the certificate(s) for Common Shares deposited for receipt of the Arrangement Consideration pursuant to the Arrangement.

IF THIS LETTER OF TRANSMITTAL AND ELECTION FORM IS NOT RECEIVED BY THE DEPOSITARY BY 1:00 P.M. (PACIFIC DAYLIGHT TIME) / 4:00 P.M. (EASTERN DAYLIGHT TIME) ON JULY 10, 2018, THE UNDERSIGNED WILL BE DEEMED TO HAVE ELECTED TO RECEIVE THE COMBINATION CONSIDERATION FOR EACH COMPANY SHARE DEPOSITED BY THE UNDERSIGNED HEREUNDER.

As of the Effective Time, whether or not a Registered Shareholder delivers the required documentation to the Depositary, such Registered Shareholder will cease to be a holder of Common Shares and, subject to the ultimate expiry identified below, will only be entitled to receive the Arrangement Consideration to which such Registered Shareholder is entitled under the Arrangement.

Please read the Circular and the instructions set out below carefully before completing this Letter of Transmittal and Election Form. Delivery of this Letter of Transmittal and Election Form to an address other than as set forth herein will not constitute a valid delivery. If Common Shares are registered in different names, a separate Letter of Transmittal and Election Form must be submitted for each different Registered Shareholder. See Instruction 2.

If you are a U.S. person (a “U.S. Shareholder”), you must also complete a U.S. Internal Revenue Services (“IRS”) Form W-9 a copy of which is included in this Letter of Transmittal and Election Form (see Instruction 7 “U.S. Shareholders and Form W-9”).

In connection with the Arrangement being considered for approval at the Meeting, the undersigned hereby deposits with the Depositary the enclosed certificate(s) representing Common Shares (the “Deposited Common Shares”), details of which are as follows:

Certificate Number(s)	Name(s) in which Registered	Number of Common Shares Represented by Certificate

TOTAL

(Please print or type. If space is insufficient, please attach a list to this Letter of Transmittal and Election Form in the above form.)

[ ]

Some or all of the certificates representing Common Shares held by the undersigned have been lost, stolen or destroyed (Check box if applicable). Please review Instruction 6 for the procedure to replace certificates that have been lost, stolen or destroyed.

It is understood that (i) upon receipt by the Depositary of this duly completed and signed Letter of Transmittal and Election Form and of the certificate(s) representing the Deposited Common Shares and (ii) following the Effective Date, the Depositary will either deliver to the undersigned, in accordance with the issuance and delivery instructions provided in Box A and Box B below, certificates representing the Hecla Shares and Havilah Shares, and a cheque in respect of any cash, that the undersigned is entitled to receive under the Arrangement or else hold such certificates and cheque for pick-up in accordance with the instructions set out in Box C below, and the certificate(s) representing the Deposited Common Shares will forthwith be cancelled.

The undersigned holder of Common Shares represents and warrants in favour of the Company, Hecla and Havilah that: (i) the undersigned is the registered holder of the Deposited Common Shares and that such Deposited Common Shares represent all of the Common Shares owned, directly or indirectly, by the undersigned; (ii) such Deposited Common Shares are owned by the undersigned free and clear of all mortgages, liens, charges, encumbrances, security interests and adverse claims; (iii) the undersigned has full power and authority to execute and deliver this Letter of Transmittal and Election Form and to deposit, sell, assign, transfer and deliver the Deposited Common Shares and that, when the Arrangement Consideration is delivered to the undersigned, neither of the Company, Hecla, Havilah or any affiliate thereof or successor thereto will be subject to any adverse claim in respect of such Deposited Common Shares; (iv) the Deposited Common Shares have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such Deposited Common Shares, to any other person; (v) the transfer of the Deposited Common Shares complies with all applicable laws; (vi) all information inserted by the undersigned into this Letter of Transmittal and Election Form is complete, true and accurate; (vii) the undersigned has received or obtained a copy of the Circular; (viii) the delivery of the applicable Arrangement Consideration to the undersigned will discharge any and all obligations of the Company, Hecla, Havilah and the Depositary with respect to the matters contemplated by this Letter of Transmittal and Election Form and the Arrangement; and (x) either the Registered Shareholder is not a U.S. Shareholder, or the Registered Shareholder is a U.S. Shareholder of Common Shares and has completed and returned to the Depositary with this Letter a Form W-9 (see Item 7 under “Instructions”). These representations and warranties shall survive the completion of the Arrangement.

Except for any proxy deposited with respect to the vote on the Arrangement Resolution in connection with the Meeting or as granted by this Letter of Transmittal and Election Form, the undersigned revokes any and all authority, other than as granted in this Letter of Transmittal and Election Form, whether as agent, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Common Shares and no subsequent authority, whether as agent, attorney-in-fact, proxy or otherwise, will be granted with respect to the Deposited Common Shares.

The undersigned hereby agrees to transfer, effective at the Effective Time and pursuant to the Arrangement, all right, title and interest in the Deposited Common Shares and irrevocably appoints and constitutes the Depositary the lawful attorney of the undersigned, with full power of substitution to deliver the Deposited Common Shares pursuant to the Arrangement and to effect the transfer of the Deposited Common Shares on the books of the Company to the extent and in the manner provided under the Arrangement.

The undersigned will, upon request, execute any signature guarantees or additional documents deemed by the Depositary to be reasonably necessary or desirable to complete the transfer of the Deposited Common Shares contemplated by this Letter of Transmittal and Election Form.

The undersigned agrees that all questions as to validity, form, eligibility (including timely receipts) and acceptance of any Common Shares transferred in connection with the Arrangement shall be determined by the Company and Hecla in their sole discretion and that such determination shall be final and binding and acknowledges that there is no duty or obligation upon the Company, Hecla, Havilah, the Depositary or any other person to give notice of any defect or irregularity in any such surrender of Common Shares and no liability will be incurred by any of them for failure to give any such notice.

The undersigned hereby acknowledges that the delivery of the Deposited Common Shares shall be effected, and the risk of loss to such Deposited Common Shares shall pass, only upon proper receipt thereof by the Depositary.

Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal and Election Form shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, legal representatives, successors and assigns of the undersigned.

The undersigned instructs the Depositary to mail the certificate(s) and/or cash representing the Arrangement Consideration that the undersigned is entitled to pursuant to the Arrangement, in exchange for the Deposited Common Shares, promptly after the Effective Time by first class insured mail, postage pre-paid to the undersigned, or to hold any such certificate(s) and/or cash representing such Arrangement Consideration for pick-up, in accordance with the instructions given below. The undersigned acknowledges that the delivery of the Arrangement Consideration in respect of the Deposited Common Shares exchanged hereby will completely discharge any obligations of the Company, Hecla, Havilah and the Depositary with respect to the matters contemplated by this Letter of Transmittal and Election Form.

If the Arrangement is not completed or proceeded with, the enclosed certificate(s) and all other ancillary documents will be returned as soon as possible to the undersigned at the address set out below in Box A or, failing such address being specified, to the undersigned at the last address of the undersigned as it appears on the securities register of the Company.

It is understood that the undersigned will not receive the Arrangement Consideration in respect of the Deposited Common Shares until the Arrangement is consummated and until the certificate(s) representing the Deposited Common Shares owned by the undersigned are received by the Depositary at the address set forth on the back of this Letter of Transmittal and Election Form, together with a duly completed Letter of Transmittal and Election Form and such additional documents as the Depositary may require, and until the same are processed by the Depositary. It is understood that under no circumstances will interest accrue or be paid in respect of the Deposited Common Shares in connection with the Arrangement.

By reason of the use by the undersigned of this Letter of Transmittal and Election Form, the undersigned and each of you shall be deemed to have required that any contract in connection with the delivery of the Common Shares pursuant to the Arrangement through this Letter of Transmittal and Election Form, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’utilisation de la présente lettre d’envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés avoir requis que tout contrat relié à l’envoi d’actions ordinaires de Klondex Mines Ltd. en vertue de l’Arrangement au moyen de la présente lettre d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en langue anglaise.

This Letter of Transmittal and Election Form will be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

BOX A	BOX B

ISSUANCE INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS

[ ] Issue Arrangement Consideration in the name of	To be completed ONLY if the Arrangement Consideration to which the undersigned is entitled pursuant to the Arrangement is to be sent to someone other than the person shown in Box A or to an address other than the address shown in Box A
(please print or type)

(Name)
[ ] Same address as Box A; or

(Street Address and Number)
(Name)

(City and Province or State)
(Street Address and Number)

(Country and Postal (Zip) Code)
(City and Province or State)

(Telephone – Business Hours)
(Country and Postal (Zip) Code)

(E-mail Address)

(Social Insurance Number or Taxpayer Identification Number)

BOX C – SPECIAL PICK-UP INSTRUCTIONS [ ] HOLD FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY WHERE THE COMMON SHARES WERE DEPOSITED

BOX D – DECLARATION OF TAX RESIDENCE

All Holders must place an “X” in the applicable box below.

[ ] The Holder is resident in Canada for purposes of the Tax Act.

[ ] The Holder is not resident in Canada for purposes of the Tax Act.

BOX E – SIGNATURE GUARANTEE	BOX F - SIGNATURE

Signature guaranteed by	Dated: _______________________________________
(if required under Instruction 3)

(Signature of Shareholder or authorized representative)
(Authorized Signature)

(Signature of any joint holder)
Name of Guarantor (please print or type)

(Name of Shareholder)
Address (please print or type)

(Name of authorized representative)
Area Code and Telephone Number

(Social Insurance Number or Taxpayer Identification Number)

(Daytime Telephone Number of Shareholder
or Authorized Representative)

(Daytime Facsimile Number of Shareholder
or authorized representative)

BOX G – U.S. SHAREHOLDERS – TAX

INDICATE WHETHER OR NOT YOU ARE A U.S. SHAREHOLDER, ARE ACTING ON BEHALF OF A U.S. SHAREHOLDER OR HAVE A U.S. ADDRESS.

[ ] The person signing this Letter of Transmittal and Election Form represents that it is not a U.S. Shareholder, is not acting on behalf of a U.S. Shareholder and does not have a U.S. address, or

[ ] The person signing this Letter of Transmittal and Election Form represents that it is a U.S. Shareholder, is acting on behalf of a U.S. Shareholder or has a U.S. address.

IF YOU ARE (I) U.S. SHAREHOLDER, (II) ARE ACTING ON BEHALF OF A U.S. SHAREHOLDER OR (III) HAVE A U.S. ADDRESS, THEN IN ORDER TO AVOID BACK-UP WITHHOLDING YOU MUST COMPLETE AND SUBMIT TO THE DEPOSITARY THE INTERNAL REVENUE SERVICE (“IRS”) FORM W-9 INCLUDED BELOW OR OTHERWISE PROVIDE CERTIFICATION THAT YOU ARE EXEMPT FROM BACK-UP WITHHOLDING, AS PROVIDED IN INSTRUCTION 7 BELOW. IF YOU REQUIRE AN IRS FORM W-8, PLEASE CONTACT THE DEPOSITARY.

EACH HOLDER OF COMMON SHARES SHOULD CONSULT ITS OWN TAX ADVISOR TO DETERMINE WHETHER SUCH HOLDER IS REQUIRED TO FURNISH AN IRS FORM W-9, IS EXEMPT FROM BACKUP WITHHOLDING AND INFORMATION REPORTING, OR IS REQUIRED TO FURNISH AN IRS FORM W-8 (OR OTHER APPLICABLE FORM).

INSTRUCTIONS

1.	Use of Letter of Transmittal and Election Form

(a)

Registered Shareholders should read the accompanying Circular prior to completing this Letter of Transmittal and Election Form. The terms and conditions of the Arrangement are incorporated by reference into this Letter of Transmittal and Election Form and capitalized terms used but not defined in this Letter of Transmittal and Election Form have the meanings set out in the Circular.

(b)

This Letter of Transmittal and Election Form duly completed and signed (or an originally signed facsimile copy thereof), together with accompanying certificates representing the Deposited Common Shares and all other required documents, must be sent or delivered to the Depositary at the address set out on the back of this Letter of Transmittal and Election Form. In order to receive the Arrangement Consideration under the Arrangement for the Deposited Common Shares, it is recommended that the foregoing documents be sent or delivered to the Depositary at the address set out on the back of this Letter of Transmittal and Election Form as soon as possible. Do not send the Deposited Common Shares or the Letter of Transmittal and Election Form to the Company, Hecla or Havilah.

(c)

The method used to deliver this Letter of Transmittal and Election Form and any accompanying certificates representing Common Shares and all other required documents is at the option and risk of the Registered Shareholder and delivery will be deemed effective only when such documents and certificates are actually received by the Depositary. The Company, Hecla, Havilah and the Depositary recommend that such documents and certificates be hand delivered to the Depositary at the address set out on the back of this Letter of Transmittal and Election Form, and a receipt obtained; otherwise, the use of registered mail with return receipt requested, properly insured, is recommended. Beneficial Shareholders whose Common Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Common Shares. Delivery to an office other than to the specified office does not constitute delivery for this purpose.

(d)

Each of the Company, Hecla and Havilah reserves the right, if it so elects in its absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal and Election Form and/or accompanying documents received by it.

(e)

If the Arrangement Consideration is to be issued in the name of a person other than the person(s) signing this Letter of Transmittal and Election Form, or if the Arrangement Consideration is to be mailed to someone other than the person(s) signing this Letter of Transmittal and Election Form or to the person(s) signing this Letter of Transmittal and Election Form at an address other than that shown above, the appropriate box on this Letter of Transmittal and Election Form should be completed (Box A and B).

2.	Signatures

This Letter of Transmittal and Election Form must be completed and signed by a Registered Shareholder or by such Registered Shareholder’s duly authorized representative (in accordance with paragraph 4 below of these Instructions).

(a)

If this Letter of Transmittal and Election Form is signed by the Registered Shareholder(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal and Election Form must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such deposited certificate(s) are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal and Election Form.

(b)

If this Letter of Transmittal and Election Form is signed on behalf of a Registered Shareholder by a person other than the Registered Shareholder of the accompanying certificate(s), or if the Arrangement Consideration is to be issued to a person other than the Registered Shareholder:

(i)	such deposited certificate(s) must be endorsed or be accompanied by appropriate share transfer power(s) of attorney duly and properly completed by the Registered Shareholder; and

(ii)

the signature on such endorsement or share transfer power(s) of attorney must correspond exactly to the name of the Registered Shareholder as registered or as appearing on the certificate(s) and must be guaranteed as noted in paragraph 3 below of these Instructions.

(c)

If any of the Deposited Common Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Deposited Common Shares.

3.	Guarantee of Signatures

If this Letter of Transmittal and Election Form is signed on behalf of a Registered Shareholder by a person other than the Registered Shareholder or if the Arrangement Consideration is to be issued in a name other than the Registered Shareholder, such signature must be guaranteed by an Eligible Institution (as defined below), or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution). An “Eligible Institution” means a Canadian Schedule I chartered bank, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program, (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

4.	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal and Election Form or any share transfer power(s) of attorney is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should so indicate when signing and this Letter of Transmittal and Election Form must be accompanied by satisfactory evidence of the authority to act. The Company, Hecla, Havilah or the Depositary, at their discretion, may require additional evidence of authority or additional documentation.

5.	Issuance and Delivery Instructions

The Arrangement Consideration to be issued in exchange for the Deposited Common Shares will be issued in the name of the person indicated in Box A and delivered to the address indicated in Box A (unless another address has been provided in Box B). If the Arrangement Consideration is to be held for pick-up at the offices of the Depositary, complete Box C. If neither Box A nor Box B is completed, the Arrangement Consideration to be issued in exchange for the Deposited Common Shares will be issued in the name of the Registered Shareholder of the Deposited Common Shares and will be mailed to the address of the Registered Shareholder of the Deposited Common Shares as it appears on the securities register of the Company. Any Arrangement Consideration mailed in accordance with this Letter of Transmittal and Election Form will be deemed to be delivered at the time of mailing.

6.	Lost Certificates

If a certificate representing Common Shares has been lost, stolen or destroyed, this Letter of Transmittal and Election Form should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary will respond with replacement requirements (which will include a bonding requirement or otherwise indemnifying Hecla, Havilah and the Company in a manner satisfactory to Hecla, Havilah and the Company, acting reasonably, against any claim that may be made against Hecla, Havilah or the Company with respect to the certificate alleged to have been lost, stolen or destroyed and shall otherwise take such actions as may be required by the Company’s articles) that must be satisfied in order for the undersigned to receive the Arrangement Consideration in accordance with the Arrangement.

7.	Form W-9 — U.S. Shareholders

In order to avoid “backup withholding” of United States income tax on payments made on the Common Shares, a Registered Shareholder that is a U.S. Shareholder of Common Shares must generally provide the person’s correct taxpayer identification number (“TIN”) on Form W-9 and certify, under penalties of perjury, that such number is correct and that such Registered Shareholder is not subject to backup withholding. If the correct TIN is not provided or if any other information is not correctly provided, a penalty may be imposed on the Registered Shareholder that is a U.S. Shareholder of Common Shares by the Internal Revenue Service (the “IRS”) and payments made with respect to the Common Shares may be subject to backup withholding of 24%.

In general, to prevent backup withholding, each U.S. Shareholder that is a U.S. person (as defined below) must provide the Depositary with his, her or its correct TIN by duly completing the enclosed IRS Form W-9 in accordance with the instructions attached thereto, which requires such U.S. Shareholder to certify under penalty of perjury: (a) that the TIN provided is correct (or that such U.S. Shareholder is awaiting a TIN); (b) that (i) the U.S. Shareholder is exempt from backup withholding; (ii) the U.S. Shareholder has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends; or (iii) the IRS has notified the U.S. Shareholder that it is no longer subject to backup withholding; and (c) that the U.S. Shareholder is a U.S. person. A Shareholder is a “U.S. person” for U.S. federal income tax purposes if the Registered Shareholder is: (A) an individual citizen or resident alien of the United States as determined for U.S. federal income tax purposes; (B) any entity classified as a corporation or partnership for U.S. federal income tax purposes, that is created or organized in or under the Laws of the U.S. or any state in the U.S., including the District of Columbia; (C) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (D) a trust if: (i) it has validly elected to be treated as a U.S. person for U.S. federal income tax purposes; or (ii) a U.S. court is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust.

Generally, certain exempt holders are not subject to backup withholding. To prevent possible erroneous backup withholding, an exempt holder must enter his, her or its correct TIN in Part I of the enclosed IRS Form W-9, provide the applicable codes in the box labelled “Exemptions”, and sign and date the form. For more details, see the enclosed IRS Form W-9.

If a U.S. Shareholder that is a U.S. person does not have a TIN, such U.S. Shareholder should: (a) consult the enclosed IRS Form W-9 for instructions as to how to apply for a TIN; (b) write “Applied For” in the space for the TIN in Part I of the enclosed IRS Form W-9; and (c) sign and date the enclosed IRS Form W-9. The Depositary may withhold on all payments made prior to the time a properly certified TIN is provided to it. A U.S. Shareholder who writes “Applied For” in Part I of the enclosed IRS Form W-9 should furnish the Depositary with such U.S. Shareholder’s TIN as soon as it is received. In such case, the Depositary will withhold on any payment made to such U.S. Shareholder prior to the time a properly certified TIN is provided to the Depositary.

If the enclosed IRS Form W-9 is not applicable to a U.S. Shareholder because such U.S. Shareholder is not a U.S. person for United States federal tax purposes, such U.S. Shareholder will instead need to submit an appropriate and properly completed IRS Form W-8, signed under penalty of perjury, to avoid backup withholding. An appropriate IRS Form W-8 may be obtained from the Depositary. Such forms are also available on the IRS website at www.irs.gov.

Backup withholding is not an additional U.S. federal income tax. Rather, any amounts withheld under the backup withholding rules will be allowed as a refund or credit against such U.S. Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

A U.S. SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE AND TIMELY SUBMIT THE ENCLOSED IRS FORM W-9 OR, WHERE APPLICABLE, THE APPROPRIATE IRS FORM W-8, MAY BE SUBJECT TO BACKUP WITHHOLDING ON ANY CASH PAYMENT MADE TO SUCH U.S. SHAREHOLDER PURSUANT TO THE ARRANGEMENT AND MAY BE SUBJECT TO PENALTIES.

REGISTERED SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO (A) THE APPLICABILITY OF THE BACKUP WITHHOLDING AND INFORMATION REPORTING REQUIREMENTS TO THEM AND (B) THE PROPER COMPLETION OF ENCLOSED IRS FORM W- 9 OR THE APPROPRIATE IRS FORM W-8.

7.	Miscellaneous

(a)

If the space on this Letter of Transmittal and Election Form is insufficient to list all certificates for Deposited Common Shares, additional certificate numbers and number of Deposited Common Shares may be included on a separate signed list affixed to this Letter of Transmittal and Election Form.

(b)	If Common Shares are registered in different forms (e.g., “John Doe” and “J. Doe”) a separate Letter of Transmittal and Election Form should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits of Common Shares will be accepted and no fractional Hecla Shares or Havilah Shares will be issued.

(d)	Additional copies of the Letter of Transmittal and Election Form may be obtained from The Company.

(e)	It is strongly recommended that prior to completing this Letter of Transmittal and Election Form, the undersigned read the accompanying Circular and discuss any questions with a tax advisor.

(f)	This Letter of Transmittal and Election Form will be construed in accordance with and be governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

8.	Representations

The representations made in this Letter of Transmittal and Election Form by the signatory depositing Common Shares hereunder will survive the Effective Time.

9.	Privacy Notice from the Depositary

The Depositary is committed to protecting your personal information. In the course of providing services to you and the Depositary’s corporate clients, the Depositary receives non-public personal information about you from transactions it performs for you, forms you send to the Depositary, and other communications the Depositary has with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. The Depositary uses this to administer your account, to better serve your and the Depositary’s clients’ needs and for other lawful purposes relating to the Depositary’s services. The Depositary has prepared a Privacy Code to tell you more about its information practices and how your privacy is protected. It is available at the Depositary’s website, www.computershare.com, or by writing to the Depositary at 100 University Avenue, Toronto, Ontario, M5J 2Y1. The Depositary will use the information you are providing in this Letter of Transmittal and Election Form in order to process your request and will treat your signature(s) on this Letter of Transmittal and Election Form as your consent to the foregoing.

THE DEPOSITARY FOR THE ARRANGEMENT IS:

Computershare Investor Services Inc.

Offices of the Depositary:

By Mail

Computershare Investor Services Inc.
P.O. Box 7021, 31 Adelaide Street East
Toronto, ON M5C 3H2

By Registered Mail, Hand or Courier

Computershare Investor Services Inc.
100 University Avenue, 8th Floor
Toronto, ON M5J 2Y1

Attention: Corporate Actions

Any questions and requests for assistance with completing this Letter of Transmittal and Election
Form may be directed to the Depositary at:

North American Toll Free Number: 1-800-564-6253

Email: corporateactions@computershare.com